                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     November 17, 2003
                                                --------------------------------

                        TeraForce Technology Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-11630                   76-0471342
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


          1240 East Campbell Road, Richardson, Texas            75081
--------------------------------------------------------------------------------
           (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code            (469) 330-4960
                                                  ------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 17, 2003 the Company issued a press release concerning its results of operations for the quarter ended September 30, 2003 and providing information regarding a conference call to be held at 3:30 CST on November 17, 2003 to discuss these results.

         The text of this release is as follows:

                                TERAFORCE REPORTS
                           THIRD QUARTER 2003 RESULTS

                NET REVENUES SHOW PROGRESSION OVER PRIOR QUARTER
                IMPROVEMENTS EXPECTED FROM NEW SOURCES OF REVENUE

Contact: Patty Dickerson, Investor Relations - 469-330-4969 pdickerson@teraforce-tech.com

RICHARDSON, TEXAS (NOVEMBER 17, 2003) - TeraForce Technology Corporation (OTCBB:
TERA) today announced financial results for the third quarter ended September 30, 2003.

FINANCIAL RESULTS

Net revenues for the third quarter of 2003 were $1,699,000, compared to $718,000 in the same quarter last year and $1,385,000 in the second quarter of 2003. For the nine-month periods, net revenues were $4,037,000 in 2003 compared to $4,007,000 in the previous year.

Gross profit for the third quarter of 2003 was $591,000. This compares to gross profit for the third quarter last year of $93,000 and $408,000 for the second quarter of 2003.

The net loss for the third quarter of 2003 was $2,659,000 ($0.02 per share) as compared to $4,074,000 ($0.05 per share) in the third quarter of 2002. For the nine months ended September 30, 2003, the net loss was $6,737,000 ($0.06 per share) versus a loss of $1,357,000 ($0.02 per share) in the previous year. The net loss for the nine months ended September 30, 2002 includes income of $6,300,000 from the settlement of litigation.

Net income for the third quarter of 2003 includes non-cash charges totaling approximately $1,059,000, consisting of approximately $782,000 from the adjustment in the carrying value of the Company's interest in and receivable from Intelect Technologies, Inc. and approximately $277,000 related to the amortization of warrant and other costs arising from recent financing transactions. Third quarter results also include a charge of approximately $290,000 related to estimated settlement and other costs related to the resolution of a shareholder suit that has been pending since 1999.

Herman Frietsch, chairman and chief executive officer of TeraForce Technology Corporation commented, "The increase in net revenues and decrease in operating loss for this most recent quarter we believe indicate our steady progress in the growth of our defense electronics business and our goal of producing sustainable operating profits and cash flow.

"Earlier today our new collaboration with VISTA Controls was announced. We believe that this arrangement will materially increase our business opportunities in the coming months and that we will see a significant increase in revenues from technology licensing.



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


"We also have announced recently that we have begun to receive production orders related to program design wins that were secured over the past several months. Based on these new developments, we expect significant further improvement in our operating results for the fourth quarter of 2003."

CONFERENCE CALL SCHEDULED

The Company will also host a management conference call Monday, November 17, 2003 at 3:30 p.m. Central Standard Time, to review the matters discussed in this release. Shareholders and investors interested in attending the conference call should dial 904-779-4708 ten minutes prior to the call, reservation code 20412289. A live webcast of the conference call will also be available on the TeraForce website http://www.teraforcetechnology.com/.

A replay of the conference call will be available later that day from 5:30 p.m. Eastern Standard Time through 5:30 p.m. Eastern Standard Time on December 17, 2003. To access the playback, please call 402-220-2491. The reservation code for the replay is 20412289. A replay will be available online through the TeraForce website http://www.teraforcetechnology.com/.

ABOUT TERAFORCE TECHNOLOGY CORPORATION

Based in Richardson, Texas, TeraForce Technology Corporation (OTCBB: TERA) designs, develops, produces and sells high-density embedded computing platforms and digital signal processing products, primarily for applications in the defense electronics industry. TeraForce's primary operating unit is DNA Computing Solutions, Inc., www.dnacomputingsolutions.com.

Except for the historical information contained herein, the statements in this announcement are forward looking statements which involve risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward looking statements. Factors that might cause such a difference include, but are not limited to, those relating to: general economic conditions in the markets in which the Company operates; success in the development and market acceptance of new and existing products; dependence on suppliers, third party manufacturers and channels of distribution; contingent liabilities; customer and product concentration; fluctuations in customer demand; maintaining access to external sources of capital; ability to attract and retain key management and technical personnel; issues regarding intellectual property rights; overall management of the Company's expansion; and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company does not utilize electronic "bulletin boards" as a means of disseminating information. The Company's officers, directors, employees and representatives are prohibited by Company policy from participating in such forums in regards to the Company.

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                    (Thousands of dollars, except share data)

                                                                                            September 30,     December 31,
                                                                                                2003              2002
                                                                                            -------------     ------------
                                                                                             (unaudited)

                                     Assets
Current assets:
   Cash and cash equivalents                                                                $         31      $         55
   Temporary cash investments                                                                         --               457
   Accounts receivable net of allowance of $30 in 2003
     and $0 in 2002                                                                                1,042               573
   Receivable from affiliate                                                                          --               699
   Inventories                                                                                     1,790             2,354
   Prepaid services                                                                                   --               193
   Prepaid expenses and other current assets                                                         632               587
                                                                                            ------------      ------------
              Total current assets                                                                 3,495             4,918

Property and equipment, net                                                                          421               573
Investment in and receivable from affiliate                                                          250               702
Other assets                                                                                       2,102               531
                                                                                            ------------      ------------
                                                                                            $      6,268      $      6,724
                                                                                            ============      ============

                     Liabilities and Stockholders' Deficit

Current liabilities:
   Notes payable                                                                            $      5,075      $      4,047
   Accounts payable                                                                                1,863             1,919
   Accrued liabilities                                                                             1,603             1,392
                                                                                            ------------      ------------
              Total current liabilities                                                            8,541             7,358

Long-term notes payable                                                                            3,960               900

Other long-term liabilities                                                                          725             1,100

Stockholders' deficit:
   Common Stock, $.01 par value; authorized 200,000,000 shares; 118,556,587 and
     114,255,518 shares issued in 2003 and 2002, respectively                                      1,185             1,143
   Additional paid-in capital                                                                    187,324           184,953
   Accumulated deficit                                                                          (193,880)         (187,143)
                                                                                            ------------      ------------
                                                                                                  (5,371)           (1,047)
   Less 400,474 shares of common stock in treasury at cost                                        (1,587)           (1,587)
                                                                                            ------------      ------------
              Total stockholders' deficit                                                         (6,958)           (2,634)
                                                                                            ------------      ------------
                                                                                            $      6,268      $      6,724
                                                                                            ============      ============



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




                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Statements of Operations
                  (Thousands of dollars, except per share data)


                                                                    Three Months Ended                 Nine Months Ended
                                                                       September 30,                      September 30,
                                                              ------------------------------      ------------------------------
                                                                  2003              2002              2003              2002
                                                              ------------      ------------      ------------      ------------
                                                                                           (unaudited)
Net revenues                                                  $      1,699      $        718      $      4,037      $      4,007
Cost of revenue                                                      1,108               625             2,765             2,344
                                                              ------------      ------------      ------------      ------------
     Gross profit                                                      591                93             1,272             1,663
                                                              ------------      ------------      ------------      ------------

Expenses:
   Engineering and development                                         582               546             2,063             2,486
   Selling and administrative                                        1,171             1,537             3,522             4,499
   Write-off of receivable from unconsolidated
      affiliate                                                        449                --               449                --
                                                              ------------      ------------      ------------      ------------
                                                                     2,202             2,083             6,034             6,985
                                                              ------------      ------------      ------------      ------------
     Operating loss                                                 (1,611)           (1,990)           (4,762)           (5,322)
                                                              ------------      ------------      ------------      ------------

Other income (expense):
   Litigation settlement                                                --                --                --             6,300
   Litigation costs, net of
     insurance reimbursement                                          (292)             (206)             (417)             (115)
   Share of loss and adjustment to carrying
     value of unconsolidated affiliate                                (333)             (295)             (702)             (401)
   Interest expense                                                   (407)             (130)             (775)             (388)
   Interest income and other                                           (16)               67               (81)               89
                                                              ------------      ------------      ------------      ------------
                                                                    (1,048)             (564)           (1,975)            5,485
                                                              ------------      ------------      ------------      ------------
Income (loss) from continuing operations                            (2,659)           (2,554)           (6,737)              163

Loss from discontinued operations                                       --            (1,520)               --            (1,520)
                                                              ------------      ------------      ------------      ------------
   Net loss                                                   $     (2,659)     $     (4,074)     $     (6,737)     $     (1,357)
                                                              ============      ============      ============      ============

Basic and diluted loss per share:
   Continuing operations                                      $       (.02)     $       (.03)     $       (.06)     $         --
   Discontinued operations                                              --              (.02)               --              (.02)
                                                              ------------      ------------      ------------      ------------
     Net loss per share                                       $       (.02)     $       (.05)     $       (.06)     $       (.02)
                                                              ============      ============      ============      ============
Weighted average number of common shares
   outstanding (thousands) basic and diluted                       118,138            88,725           117,102            87,968
                                                              ============      ============      ============      ============

                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Statements of Cash Flows
                             (Thousands of dollars)

                                                                                      Nine Months Ended September 30,
                                                                                   ------------------------------------
                                                                                        2003                 2002
                                                                                   ---------------      ---------------
                                                                                               (unaudited)
Cash flows from operating activities:
   Net loss                                                                        $        (6,737)     $        (1,357)
   Adjustments to reconcile net loss to net cash used in operating activities:
        Litigation settlement                                                                   --               (6,300)
        Utilization of prepaid services                                                        193                  679
        Depreciation and amortization                                                          190                  177
        Amounts related to unconsolidated affiliate                                          1,151                  401
        Other                                                                                   48                  927
        Changes in operating assets and liabilities:
             Accounts receivable                                                              (469)                  29
             Inventories                                                                       564                  569
             Accounts payable and accrued liabilities                                          155               (1,241)
                                                                                   ---------------      ---------------
               Net cash used in operating activities                                        (4,905)              (6,116)
                                                                                   ---------------      ---------------
Cash flows from investing activities:
   Proceeds from litigation settlement                                                          --                6,300
   Capital expenditures                                                                        (22)                (154)
   Investment in temporary cash investments                                                    457                 (609)
   Net proceeds from disposal of discontinued operations                                        --                1,337
   Software development costs                                                                 (105)                  --
                                                                                   ---------------      ---------------
               Net cash used in investing activities                                           330                6,874
                                                                                   ---------------      ---------------

Cash flows from financing activities:
   Proceeds from issuance of notes payable                                                   4,260                  500
   Proceeds from issuance of common stock                                                      516                  100
   Principal payments on notes payable                                                        (225)              (1,354)
                                                                                   ---------------      ---------------
               Net cash provided by (used in) investing activities                           4,551                 (754)
                                                                                   ---------------      ---------------

Net increase (decrease) in cash and cash equivalents                                           (24)                   4

Cash and cash equivalents, beginning of period                                                  55                    1
                                                                                   ---------------      ---------------
Cash and cash equivalents, end of period                                           $            31      $             5
                                                                                   ===============      ===============



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



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business to Be Acquired:     N/A

     (b) Pro Forma Financial Information:   N/A

     (c) Exhibits:         N/A

----------



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TeraForce Technology Corporation
                                       -----------------------------------------
                                                     (Registrant)


Date: November 17, 2003                     By: /s/ Herman M. Frietsch
      -----------------                   -------------------------------------
                                                     (Signature)
                                            Herman M. Frietsch



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